Supplement dated October 31, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), as supplemented, of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Multi-Manager Total Return Bond Strategies Fund	Prospectus and Summary Prospectus Dated 1/1/2023 SAI Dated 10/1/2023
Effective immediately, the portfolio manager information for PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income) under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Michael Collins, CFA	Managing Director and Senior Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	2016
Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds for PGIM Fixed Income	Co-Portfolio Manager	2016
Richard Piccirillo	Managing Director and Senior Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	2016
Gregory Peters	Co-Chief Investment Officer and Head of PGIM Fixed Income’s Multi-Sector and Strategy	Co-Portfolio Manager	2016
Matthew Angelucci, CFA	Principal and Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	October 2023
Tyler Thorn	Vice President and Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	October 2023
Michael Collins, Managing Director and Senior Portfolio Manager of PGIM, has announced that he will retire from PGIM in April 2024.
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers for PGIM Fixed Income under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income)

Portfolio Management	Title	Role with Fund	Managed Fund Since
Michael Collins, CFA	Managing Director and Senior Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	2016
Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds for PGIM Fixed Income	Co-Portfolio Manager	2016
Richard Piccirillo	Managing Director and Senior Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	2016
Gregory Peters	Co-Chief Investment Officer and Head of PGIM Fixed Income’s Multi-Sector and Strategy	Co-Portfolio Manager	2016
Matthew Angelucci, CFA	Principal and Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	October 2023
Tyler Thorn	Vice President and Portfolio Manager for PGIM Fixed Income	Co-Portfolio Manager	October 2023
Michael Collins, Managing Director and Senior Portfolio Manager of PGIM, has announced that he will retire from PGIM in April 2024.
Mr. Collins joined PGIM Fixed Income in 1986. Mr. Collins began his investment career in 1993 and earned a B.S. from the State University of New York at Binghamton and an M.B.A. in Finance from New York University.
Mr. Tipp joined PGIM Fixed Income in 1991. Mr. Tipp began his investment career in 1984 and earned a B.S. and an M.B.A. from the University of California, Berkeley.
Mr. Piccirillo joined PGIM Fixed Income in 1993. Mr. Piccirillo began his investment career in 1991 and earned a B.B.A. from George Washington University and an M.B.A. in Finance and International Business from New York University.
SUP101_08_013_(10/23)

Mr. Peters joined PGIM Fixed Income in 2014. Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist and Global Director of Fixed Income & Economic Research at Morgan Stanley. Mr. Peters began his investment career in 1994 and earned a B.A. from The College of New Jersey and an M.B.A. from Fordham University.
Mr. Angelucci joined PGIM Fixed Income in 2005. Mr. Angelucci began his investment career in 2005 and earned a B.S. from Bentley University.
Mr. Thorn joined PGIM Fixed Income in 2015. Mr. Thorn began his investment career in 2015 and earned a B.S. from Boston College.
The rest of the section remains the same.
Effective immediately, the information for the PGIM Fixed Income portfolio managers on the Fund, under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2022, unless otherwise noted
MM Total Return Bond Strategies Fund	PGIM: Matt Angelucci(n)	41 RICs 17 PIVs 105 other accounts	$85.28 billion $24.98 billion $52.12 billion	1 PIV ($57.47 M) 3 other accounts ($459.45 M)	None	PGIM	PGIM
	Michael Collins(j)	28 RICs 15 PIVs 102 other accounts	$71.12 billion $25.87 billion $53.62 billion	4 other accounts ($1.19 B)	None
	Gregory Peters	54 RICs 24 PIVs 141 other accounts	$89.80 billion $38.49 billion $77.90 billion	1 PIV ($51.13 M) 8 other accounts ($4.92 B)	None
	Richard Piccirillo	41 RICs 16 PIVs 102 other accounts	$81.14 billion $25.99 billion $53.62 billion	1 PIV ($51.13 M) 4 other accounts ($1.19 B)	None
	Tyler Thorn(n)	54 RICs 27 PIVs 148 other accounts	$91.30 billion $27.25 billion $73.14 billion	5 PIV ($1.80 B) 11 other accounts ($7.62 B)	None
	Robert Tipp	47 RICs 19 PIVs 99 other accounts	$80.54 billion $26.94 billion $58.14 billion	8 other accounts ($4.92 B)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	Mr. Collins is expected to retire in April 2024 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(n)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2023.
Shareholders should retain this Supplement for future reference.
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SUP101_08_013_(10/23)